Note 14 - Retirement and Pension Plans - Summary of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Service cost	$ 4	$ 3	$ 3
Interest cost	3	7	7
Expected return on plan assets	(15)	(13)	(12)
Amortization of net pension loss	2	2	6
Curtailment or settlement loss	3	3	5
Net periodic benefit (income) cost	$ (3)	$ 2	$ 9